SCHEDULE 14A INFORMATION

       PROXY STATEMENT PURSUANT TO SECTION 14(a)
        OF THE SECURITIES EXCHANGE ACT  OF 1934

                 (AMENDMENT NO.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement

     [ ]  Confidential, for Use of the Commission
          Only (as permitted by Rule 14a-6(e)(2))

     [ ]  Definitive Proxy Statement

     [X]  Definitive Additional Materials

     [ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


              ARI NETWORK SERVICES, INC.
        (Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

          [X]  No fee required.

          [ ]  Fee computed on table below per Exchange Act
               Rules 14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

               2)   Aggregate number of securities to which
                    transaction applies:

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
                    Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               4)   Proposed maximum aggregate value of transaction:

               5)   Total fee paid:

          [ ]  Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
               Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

               2)   Form, Schedule or Registration Statement No.:

               3)   Filing Party:

               4)   Date filed:

              ARI NETWORK SERVICES, INC.
               330 East Kilbourn Avenue
              Milwaukee, Wisconsin  53202

                    _______________

                SUPPLEMENTAL NOTICE OF
            ANNUAL MEETING OF SHAREHOLDERS

                   December 9, 1999


To the Shareholders of ARI Network Services, Inc.:

     This Supplemental Notice of Annual Meeting of
Shareholders is being furnished to notify the Corporation's shareholders that the location of the Annual Meeting of Shareholders has been changed. The location of the 1999 Annual Meeting of Shareholders of ARI Network Services, Inc. has been changed from 330
East Kilbourn Ave., Suite 807, Milwaukee, Wisconsin, to:

           330 East Kilbourn Ave., Suite 770

     The remainder of the Proxy Statement, Notice of Annual Meeting of Shareholders and the Proxy Card are unchanged. All inquiries regarding this change should be directed to Mark L. Koczela, Corporate Secretary.


                                Mark L. Koczela, Secretary
                                   November 8, 1999